Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Dividend All Cap Value Fund

AMG River Road Dividend All Cap Value Fund II

Supplement dated July 19, 2019 to the Prospectus, dated March 1, 2019, as supplemented July 8, 2019, and the

Statement of Additional Information, dated March 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG River Road Dividend All Cap Value Fund and AMG River Road Dividend All Cap Value Fund II (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds IV (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective as of the close of business on December 31, 2019 (the “Effective Date”), James C. Shircliff, CFA will no longer serve as a portfolio manager for the Funds, and Henry W. Sanders, III, CFA, Thomas S. Forsha, CFA, and Andrew R. McIntosh, CFA will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of each Fund. Accordingly, as of the Effective Date, all references to and information relating to Mr. Shircliff in the Prospectus and SAI are hereby deleted and all references to the portfolio managers of the Funds shall refer to Messrs. Sanders, Forsha, and McIntosh.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE